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                                                                      Exhibit 11

                               CONSENT OF COUNSEL

          We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 4 to the Registration Statement of the Eureka Funds on Form N-1A (File No. 333-32483) under the Securities Act of 1933, as amended.

                                                  /s/ Ropes & Gray
                                                  ----------------
                                                      Ropes & Gray

Washington, D.C.
November 23, 1998